UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/17

Item 1. Reports to Stockholders.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended August 31, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The US Federal Reserve raised its federal funds target rate three times during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, small capitalization stocks in global developed and emerging markets generated strong returns, as measured by the MSCI All Country World Index Small Cap Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Smaller Companies Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Smaller Companies Fund

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Global Smaller Companies Fund

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets, will invest its assets in issuers located in at least three different countries (including the US) and will invest at least 40% of its net assets in foreign securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +15.73% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, generated a +17.39% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period ended August 31, 2017. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across

Geographic Composition

Based on Total Net Assets as of 8/31/17

regions, investor optimism about pro-growth and pro-business policies in the US, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks, and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the UK’s exit from the European Union (also known as “Brexit”) and the US executive order banning entry from some Muslim-majority countries. Other headwinds included concerns about the health of European banks, political uncertainty in the US and the European Union, geopolitical tensions in the Korean peninsula and other regions, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and hawkish comments from key central bankers around the world.

The US economy strengthened in 2017’s second quarter, after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The unemployment rate decreased from 4.9% in August 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 1.9% at period-end. The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. The index does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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times during the period, amid signs of a growing US economy, a strengthening labor market and an improvement in business spending. At its July 2017 meeting, the Fed kept its target range unchanged, but signaled it expects to begin implementing its balance sheet reduction relatively soon, provided the economy continues to evolve as anticipated.

Top 10 Countries

8/31/17

% of Total Net Assets

US	34.1%

Japan	11.4%

UK	8.0%

Germany	4.9%

Canada	4.7%

Italy	4.3%

Taiwan	4.3%

Hong Kong	3.5%

Switzerland	3.2%

Finland	3.2%

In Europe, the UK’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. However, the nation’s growth rate improved slightly in 2017’s second quarter, supported by growth in services. The Bank of England kept its key policy rate unchanged during the period and indicated in August that it expected any increases to be gradual and to a limited extent. The eurozone’s growth increased in 2017’s second quarter over the previous quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its key policy rates unchanged during the period. However, at its July meeting, ECB president Mario Draghi signaled that the bank would reassess its policy stance on quantitative easing in the fall of 2017.

In Asia, Japan’s quarterly gross domestic product (GDP) grew at the fastest rate in more than two years, driven by household spending, capital expenditure and government spending. In July 2017, the Bank of Japan slightly increased its GDP forecasts for the 2017 and 2018 fiscal years, but lowered its inflation forecasts for the same period.

In emerging markets, Brazil’s quarterly GDP rose in 2017’s first two quarters, following the recession in 2015–2016, as the country’s central bank cut its benchmark interest rate numerous times during the period to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and in 2017’s first and second quarters compared to the prior-year periods amid the Bank of Russia’s continued policy support. China’s annual GDP grew faster in 2017’s first half than in 2016’s second half, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

When choosing equity investments for the Fund, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value. We may consider selling a security when we believe the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, when we believe that the market capitalization of a security has become too large, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

Several holdings performed well during the 12-month period under review. Italy-based Interpump Group manufactures piston pumps and hydraulic products. Historically, about two-thirds of its earnings growth has been driven by mergers and acquisitions (M&A) done at what we considered attractive valuations and with related synergies. After doubling its revenues over the past five years, we feel that Interpump’s M&A engine has remained well in place, with several potential mergers under scrutiny. Exposure to end markets such as trucks, agriculture and construction equipment and earth-moving machines, particularly in the US, a geographical market that accounts for close to one-third of the group’s revenues, also helped drive growth.

Also based in Italy, Technogym is the world’s second-largest gym equipment manufacturer. The company has a global market share of more than 10%, and recent efforts to expand revenue in the US looked promising to us. Technogym’s share

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performance was helped by the company’s advanced technology and recently announced partnership with IBM Watson.3

Tsumura, a Japanese manufacturer and distributor of traditional Kampo medicine, is essentially a monopoly business with a dominant market share in the Japanese Kampo drug business. The company’s massive scale advantages in a highly regulated market make barriers to entry for potential competitors extremely high. In the longer term, we expect Tsumura’s profitability to improve as raw material prices normalize downward and as farmers plant more acreage and more efficient methods of production are implemented.

The Fund’s portfolio also had some underperformers during the period. JAKKS Pacific is a leading toy company that designs, develops, produces and markets toys and other leisure products. The company reported disappointing quarterly results during the period, driven by management’s decision to suspend sales to US retailer Kmart.3 Looking at the longer term, JAKKS has made a concerted effort to increase margins through restructuring. Management has also instituted strict margin guidelines on any new product licenses and plans to increase distribution in emerging markets. Investor expectations appeared very low to us, and we believe any positive company news could result in reevaluation by stock analysts.

Despite short-term underperformance, we expect further potential for Japan-based sportswear exporter Asics to expand its sales channels and to take full advantage of its untapped brand value. In our view, the global popularity of fitness and running, along with a growing recognition of Asics products’ high performance, should also remain a growth driver for the company.

Laird, a UK-based supplier of products such as “shark-fin” antennae for wireless connections and electromagnetic interference shielding for Apple’s iPhone and iPad, was another significant detractor. The company was hurt by Brexit concerns and a profit warning for its precious metals division. Laird is one of many suppliers that did not gain or maintain market share after partnering with Apple. The company issued a substantial cost saving plan, which we believe could help the company offset this issue.

Top 10 Holdings
8/31/17
Company	% of Total
Sector/Industry, Country	Net Assets

Techtronic Industries Co. Ltd.	2.0%
Household Durables, Hong Kong

Kobayashi Pharmaceutical Co. Ltd.	1.9%
Personal Products, Japan

Interpump Group SpA	1.9%
Machinery, Italy

AllianceBernstein Holding LP	1.9%
Capital Markets, US

Freshpet Inc.	1.8%
Food Products, US

The Thule Group AB	1.8%
Leisure Products, Sweden

Alamo Group Inc.	1.8%
Machinery, US

Hillenbrand Inc.	1.7%
Machinery, US

Simpson Manufacturing Co. Inc.	1.7%
Building Products, US

Janus Henderson Group PLC	1.7%
Capital Markets, UK

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA Portfolio Management Team

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+15.73%	+9.03%

5-Year	+61.35%	+8.74%

10-Year	+36.35%	+2.54%

Advisor

1-Year	+16.02%	+16.02%

5-Year	+63.45%	+10.33%

10-Year	+39.74%	+3.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/07–8/31/17)

Advisor Class (9/1/07–8/31/17)

See page 9 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Distributions (9/1/16–8/31/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.0301	$0.0292	$0.0593

C	—	$0.0292	$0.0292
R6	$0.0707	$0.0292	$0.0999

Advisor	$0.0578	$0.0292	$0.0870

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.41%	1.42%
Advisor	1.16%	1.17%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expenses ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,093.70	$7.34	$1,018.20	$7.07	1.39%
C	$1,000	$1,090.40	$11.28	$1,014.42	$10.87	2.14%
R6	$1,000	$1,096.80	$4.97	$1,020.47	$4.79	0.94%
Advisor	$1,000	$1,094.50	$6.02	$1,019.46	$5.80	1.14%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended August 31,

	2017		2016	2015		2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.63		$ 8.32	$ 9.20		$ 7.81	$ 6.39

Income from investment operations[a]:

Net investment income[b]	0.06		0.04	0.05		0.03	0.05

Net realized and unrealized gains (losses)	1.29		0.29	(0.83)		1.38	1.47

Total from investment operations	1.35		0.33	(0.78)		1.41	1.52

Less distributions from:

Net investment income	(0.03)		(0.02)	(0.04)		(0.02)	(0.10)

Net realized gains	(0.03)		—	(0.06)		—	—

Total distributions	(0.06)		(0.02)	(0.10)		(0.02)	(0.10)

Net asset value, end of year	$ 9.92		$ 8.63	$ 8.32		$ 9.20	$ 7.81

Total return[c]	15.73%		3.95%	(8.44)%		18.09%	24.04%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.40%		1.42%	1.38%		1.34%	1.39%

Expenses net of waiver and payments by affiliates	1.39%	[d]	1.41%	1.38%	[e]	1.34%	1.39%	[d]

Net investment income	0.65%		0.47%	0.52%		0.28%	0.72%

Supplemental data

Net assets, end of year (000’s)	$1,049,481		$1,020,120	$960,417		$1,082,873	$892,067

Portfolio turnover rate	23.49%		28.73%	22.16%		25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

	Year Ended August 31,

	2017	2016	2015	2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.22	$ 7.97	$ 8.83	$ 7.53	$ 6.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.02)	(0.02)	(0.04)	(—)	[c]

Net realized and unrealized gains (losses)	1.23	0.27	(0.78)	1.34	1.42

Total from investment operations	1.22	0.25	(0.80)	1.30	1.42

Less distributions from:

Net investment income	—	—	—	—	(0.05)

Net realized gains	(0.03)	—	(0.06)	—	—

Total distributions	(0.03)	—	(0.06)	—	(0.05)

Net asset value, end of year	$ 9.41	$ 8.22	$ 7.97	$ 8.83	$ 7.53

Total return[d]	14.88%	3.14%	(9.06)%	17.26%	23.19%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.15%	2.17%	2.13%	2.09%	2.14%

Expenses net of waiver and payments by affiliates	2.14%[e]	2.16%	2.13%[f]	2.09%	2.14%[e]

Net investment income (loss)	(0.10)%	(0.28)%	(0.23)%	(0.47)%	(0.03)%

Supplemental data

Net assets, end of year (000’s)	$30,579	$33,802	$36,829	$47,636	$39,726

Portfolio turnover rate	23.49%	28.73%	22.16%	25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

	Year Ended August 31,

	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.68	$ 8.37	$ 9.25	$ 7.84	$7.43

Income from investment operations[b]:

Net investment income[c]	0.10	0.08	0.08	0.09	0.03

Net realized and unrealized gains (losses)	1.29	0.28	(0.82)	1.38	0.38

Total from investment operations	1.39	0.36	(0.74)	1.47	0.41

Less distributions from:

Net investment income	(0.07)	(0.05)	(0.08)	(0.06)	—

Net realized gains	(0.03)	—	(0.06)	—	—

Total distributions	(0.10)	(0.05)	(0.14)	(0.06)	—

Net asset value, end of year	$ 9.97	$ 8.68	$ 8.37	$ 9.25	$7.84

Total return[d]	16.18%	4.42%	(7.99)%	18.72%	5.52%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.96%	0.95%	0.94%	0.92%	3.26%

Expenses net of waiver and payments by affiliates	0.93%[f]	0.94%	0.94%[g]	0.92%	0.95%[f]

Net investment income (loss)	1.11%	0.94%	0.96%	0.70%	(1.15)%

Supplemental data

Net assets, end of year (000’s)	$22,318	$20,690	$22,148	$26,371	$5

Portfolio turnover rate	23.49%	28.73%	22.16%	25.64%	27.67%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

T E M P L E T O N   G L O B A L   S M A L  L E R   C O M P A N I E S   F U N D

F I N A N C I A L   H I G H L I G H T S

	Year Ended August 31,

	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.67	$ 8.36	$ 9.24	$ 7.84	$ 6.41

Income from investment operations[a]:

Net investment income[b]	0.09	0.06	0.07	0.03	0.07

Net realized and unrealized gains (losses)	1.30	0.29	(0.83)	1.41	1.48

Total from investment operations	1.39	0.35	(0.76)	1.44	1.55

Less distributions from:

Net investment income	(0.06)	(0.04)	(0.06)	(0.04)	(0.12)

Net realized gains	(0.03)	—	(0.06)	—	—

Total distributions	(0.09)	(0.04)	(0.12)	(0.04)	(0.12)

Net asset value, end of year	$ 9.97	$ 8.67	$ 8.36	$ 9.24	$ 7.84

Total return	16.02%	4.18%	(8.21)%	18.40%	24.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.17%	1.13%	1.09%	1.14%

Expenses net of waiver and payments by affiliates	1.14%[c]	1.16%	1.13%[d]	1.09%	1.14%[c]

Net investment income	0.90%	0.72%	0.77%	0.53%	0.97%

Supplemental data

Net assets, end of year (000’s)	$108,279	$50,213	$42,778	$62,955	$140,733

Portfolio turnover rate	23.49%	28.73%	22.16%	25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   G L O B A L   S M A L L E R   C O M P A N I E S   F U N D

Statement of Investments, August 31, 2017

	Industry	Shares/ Units	Value

Common Stocks and Other Equity Interests 93.3%

Belgium 1.4%

Barco NV	Electronic Equipment, Instruments & Components	167,740	$16,342,308

Brazil 1.0%

M Dias Branco SA	Food Products	749,500	11,687,320

Canada 4.7%

Alamos Gold Inc., A	Metals & Mining	876,500	7,301,245

[a] Badger Daylighting Ltd.	Construction & Engineering	631,100	14,617,501

Canaccord Genuity Group Inc.	Capital Markets	2,723,400	10,251,466

[b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	94,200	1,647,708

[b,c] Major Drilling Group International Inc.	Metals & Mining	1,151,200	7,163,883

Mullen Group Ltd.	Energy Equipment & Services	828,300	10,156,393

Shawcor Ltd.	Energy Equipment & Services	311,500	6,336,777

			57,474,973

Colombia 0.6%

[b] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	3,836,400	7,865,757

Finland 3.2%

Amer Sports OYJ	Leisure Products	720,317	19,045,105

Huhtamaki OYJ	Containers & Packaging	508,810	19,794,696

			38,839,801

Germany 4.9%

Gerresheimer AG	Life Sciences Tools & Services	253,670	19,954,934

Grand City Properties SA	Real Estate Management & Development	576,010	12,548,513

Jenoptik AG	Electronic Equipment, Instruments & Components	643,652	18,860,887

Rational AG	Machinery	11,450	7,435,520

			58,799,854

Hong Kong 3.5%

Johnson Electric Holdings Ltd.	Electrical Equipment	1,633,000	6,009,737

Techtronic Industries Co. Ltd.	Household Durables	4,691,000	24,277,125

Value Partners Group Ltd.	Capital Markets	8,730,000	7,574,620

Vinda International Holdings Ltd.	Household Products	2,821,100	5,010,835

			42,872,317

Italy 4.3%

Azimut Holding SpA	Capital Markets	255,833	5,390,648

Interpump Group SpA	Machinery	791,076	23,016,038

Technogym SpA	Leisure Products	1,922,665	16,765,727

[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	101,380	7,247,304

			52,419,717

Japan 11.4%

Asics Corp.	Textiles, Apparel & Luxury Goods	830,900	12,522,637

Bunka Shutter Co. Ltd.	Building Products	818,500	6,216,267

Capcom Co. Ltd.	Software	535,000	13,289,236

Dowa Holdings Co. Ltd.	Metals & Mining	2,021,000	15,256,992

IDOM Inc.	Specialty Retail	1,228,200	8,009,636

Kobayashi Pharmaceutical Co. Ltd.	Personal Products	376,920	23,415,013

MEITEC Corp.	Professional Services	179,700	8,303,024

Nihon Parkerizing Co. Ltd.	Chemicals	470,400	6,866,997

Ryohin Keikaku Co. Ltd.	Multiline Retail	36,300	10,070,035

Sumitomo Rubber Industries Ltd.	Auto Components	329,900	5,470,078

franklintempleton.com	Annual Report	15

T E M P L E T O N   G L O B A L    S M A  L L E R   C O M P A N I E S   F U N D

S T A T E M E N T   O F   I N V E S T M E  N T S

	Industry	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)

Japan (continued)

TechnoPro Holdings Inc.	Professional Services	180,500	$ 8,225,067

Tsumura & Co.	Pharmaceuticals	534,500	20,151,007

			137,795,989

Netherlands 2.0%

Aalberts Industries NV	Machinery	271,779	12,092,281

Arcadis NV	Construction & Engineering	538,176	11,692,257

			23,784,538

Norway 0.5%

Ekornes ASA	Household Durables	421,835	5,954,051

Poland 1.1%

CCC SA	Textiles, Apparel & Luxury Goods	182,650	13,424,952

South Korea 1.8%

BNK Financial Group Inc.	Banks	1,441,282	12,638,159

DGB Financial Group Inc.	Banks	979,781	9,584,724

			22,222,883

Spain 0.9%

Construcciones y Auxiliar de Ferrocarriles SA	Machinery	254,090	10,586,850

Sweden 2.4%

Cloetta AB, B	Food Products	1,871,313	7,090,136

[d] The Thule Group AB, Reg S	Leisure Products	1,137,720	21,796,747

			28,886,883

Switzerland 3.2%

[b] Basilea Pharmaceutica AG	Biotechnology	70,700	6,021,022

Bucher Industries AG	Machinery	38,920	13,690,504

Logitech International SA	Technology Hardware, Storage & Peripherals	351,380	12,417,769

Tecan Group AG	Life Sciences Tools & Services	36,010	7,200,122

			39,329,417

Taiwan 4.3%

Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	5,013,480	12,610,645

Giant Manufacturing Co. Ltd.	Leisure Products	1,707,311	8,639,951

King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	7,802,000	7,572,872

Merida Industry Co. Ltd.	Leisure Products	1,096,000	4,818,981

Tripod Technology Corp.	Electronic Equipment, Instruments & Components	4,808,400	18,030,503

			51,672,952

Thailand 0.5%

TISCO Financial Group PCL, fgn	Banks	2,637,300	5,941,476

Turkey 0.3%

[b] Mavi Giyim Sanayi Ve Ticaret AS, B	Textiles, Apparel & Luxury Goods	278,600	3,702,138

United Kingdom 8.0%

Bellway PLC	Household Durables	137,760	5,704,640

Bovis Homes Group PLC	Household Durables	322,550	4,395,273

DFS Furniture PLC	Household Durables	2,245,770	6,924,714

Foxtons Group PLC	Real Estate Management & Development	3,397,329	3,898,110

Greggs PLC	Hotels, Restaurants & Leisure	968,370	15,061,045

Janus Henderson Group PLC	Capital Markets	583,933	20,180,724

Laird PLC	Electronic Equipment, Instruments & Components	3,738,276	6,826,655

16	Annual Report	franklintempleton.com

T E M P L E T O N   G L O B A L   S M  A L L E R   C O M P A N I E S   F U N D

S T A T E M E N T   O F   I N V E S T  M E N T S

	Industry	Shares/ Units	Value

Common Stocks and Other Equity Interests (continued)

United Kingdom (continued)

[b]LivaNova PLC	Health Care Equipment & Supplies	194,000	$12,140,520

Oxford Instruments PLC	Electronic Equipment, Instruments

	& Components	825,291	11,192,594

SIG PLC	Trading Companies & Distributors	2,932,183	6,751,545

[b]Vectura Group PLC	Pharmaceuticals	3,075,270	4,357,546

			97,433,366

United States 33.3%

Alamo Group Inc.	Machinery	233,420	21,418,619

AllianceBernstein Holding LP	Capital Markets	975,665	22,879,344

ArcBest Corp.	Road & Rail	229,570	6,818,229

[b]Boston Beer Inc., A	Beverages	39,340	5,861,660

[b]Clarus Corp.	Leisure Products	767,000	5,560,750

Columbia Sportswear Co.	Textiles, Apparel & Luxury Goods	343,350	19,670,521

[b]CommScope Holding Co. Inc.	Communications Equipment	180,900	5,980,554

[b]Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	107,040	6,839,856

[b]Duluth Holdings Inc.	Internet & Direct Marketing Retail	315,200	6,174,768

Education Realty Trust Inc.	Equity Real Estate Investment Trusts (REITs)	127,300	4,918,872

[b]Ferro Corp.	Chemicals	982,440	18,931,619

[b]Freshpet Inc.	Food Products	1,387,500	21,991,875

Heidrick & Struggles International Inc.	Professional Services	529,690	9,666,843

[b]Hibbett Sports Inc.	Specialty Retail	407,090	5,007,207

Hillenbrand Inc.	Machinery	574,350	20,533,012

Huntington Bancshares Inc.	Banks	1,296,199	16,319,145

Hyster-Yale Materials Handling Inc.	Machinery	178,800	12,726,984

Investment Technology Group Inc.	Capital Markets	498,660	10,018,079

[b,e]JAKKS Pacific Inc.	Leisure Products	1,716,653	5,922,453

Jones Lang LaSalle Inc.	Real Estate Management & Development	51,000	6,217,410

[b]Knowles Corp.	Electronic Equipment, Instruments
	& Components	1,111,210	16,301,451

LCI Industries	Auto Components	150,780	14,897,064

Mattel Inc.	Leisure Products	440,000	7,136,800

[b]Newpark Resources Inc.	Energy Equipment & Services	1,204,140	9,693,327

[b]Nutanix Inc., A	Internet Software & Services	299,300	6,584,600

[b]Patrick Industries Inc.	Building Products	127,290	9,419,460

Simpson Manufacturing Co. Inc.	Building Products	463,040	20,271,891

SpartanNash Co.	Food & Staples Retailing	441,320	10,874,125

STORE Capital Corp.	Equity Real Estate Investment Trusts (REITs)	249,100	6,322,158

[b]Texas Capital Bancshares Inc.	Banks	63,570	4,720,073

[b]Trimas Corp.	Machinery	404,650	9,792,530

[b]Tutor Perini Corp.	Construction & Engineering	728,650	19,054,197

United Insurance Holdings Corp.	Insurance	445,990	7,019,883

West Marine Inc.	Specialty Retail	715,530	9,280,424

Winnebago Industries Inc.	Automobiles	503,210	18,191,042

			403,016,825

Total Common Stocks and Other Equity Interests (Cost $837,973,975)			1,130,054,367

Management Investment Companies (Cost $9,586,565) 0.8%

United States 0.8%

iShares Russell 1000 ETF	Diversified Financial Services	70,800	9,745,620

franklintempleton.com	Annual Report	17

T E M P L E T O N  G L O B A L  S M A L L E  R  C O M P A N I E S  F U N D

S T A T E M E N T  O F  I N V E S T M E N T S

	Industry	Shares	Value

Preferred Stocks (Cost $6,172,377) 0.8%
Brazil 0.8%

[f]Alpargatas SA, 2.857%, pfd	Textiles, Apparel & Luxury Goods	2,082,350	$ 9,126,298

Total Investments before Short Term Investments (Cost $853,732,917)			1,148,926,285

		Principal Amount

Short Term Investments 5.6%

U.S. Government and Agency Securities (Cost $46,198,845) 3.8%
United States 3.8%
[g]FHLB, 9/01/17		$46,200,000	46,200,000

		Shares

[h]Investments from Cash Collateral Received for Loaned Securities (Cost $21,590,804) 1.8%

Money Market Funds 1.8%
United States 1.8%

[i,j]Institutional Fiduciary Trust Money Market Portfolio, 0.66%		21,590,804	21,590,804

Total Investments (Cost $921,522,566) 100.5%			1,216,717,089
Other Assets, less Liabilities (0.5)%			(6,059,511)

Net Assets 100.0%			$1,210,657,578

See Abbreviations on page 31.

aA portion or all of the security is on loan at August 31, 2017. See Note 1(c).

bNon-income producing.

cAt August 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2017, the value of this security was $21,796,747, representing 1.8% of net assets.

eSee Note 8 regarding holdings of 5% voting securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hSee Note 1(c) regarding securities on loan.

iSee Note 3(f) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day yield at period end.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   G L O B A L   S M  A L L E R   C O M P A N I E S   F U N D

Financial Statements

Statement of Assets and Liabilities

August 31, 2017

Assets:

*Investments in securities:

Cost - Unaffiliated issuers	$877,116,527

Cost - Non-controlled affiliates (Note 3f and 8)	44,406,039

Value - Unaffiliated issuers	$1,189,203,832

Value - Non-controlled affiliates (Note 3f and 8)	27,513,257

Cash	11,774,257

Receivables:

Investment securities sold	2,028,875

Capital shares sold	1,432,013

Dividends and interest	3,295,408

European Union tax reclaims	1,123,522

Other assets	528

Total assets	1,236,371,692

Liabilities:

Payables:

Investment securities purchased	507,915

Capital shares redeemed	1,662,193

Management fees	884,378

Distribution fees	248,512

Transfer agent fees	592,368

Payable upon return of securities loaned	21,590,804

Accrued expenses and other liabilities	227,944

Total liabilities	25,714,114

Net assets, at value	$1,210,657,578

Net assets consist of:

Paid-in capital	$867,650,048

Undistributed net investment income	6,752,761

Net unrealized appreciation (depreciation)	295,396,657

Accumulated net realized gain (loss)	40,858,112

Net assets, at value	$1,210,657,578

*Includes securities loaned	$20,040,689

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

T E M P L E T O N   G L O B A L   S M A L  L E R   C O M P A N I E S   F U N D

F I N A N C I A L   S T A T E M E N T S

Statement of Assets and Liabilities (continued)

August 31, 2017

Class A:

Net assets, at value	$1,049,481,260

Shares outstanding	105,746,812

Net asset value per share[a]	$9.92

Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.53

Class C:

Net assets, at value	$30,578,997

Shares outstanding	3,250,342

Net asset value and maximum offering price per share[a]	$9.41

Class R6:

Net assets, at value	$22,318,429

Shares outstanding	2,237,668

Net asset value and maximum offering price per share	$9.97

Advisor Class:

Net assets, at value	$108,278,892

Shares outstanding	10,865,579

Net asset value and maximum offering price per share	$9.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   G L O B A L   S M  A L L E R   C O M P A N I E S   F U N D

F I N A N C I A L   S T A T E M E N T S

Statement of Operations

for the year ended August 31, 2017

Investment income:

Dividends:[a]

Unaffiliated issuers	$21,751,940

Non-controlled affiliates (Note 3f and 8)	72,732

Interest:

Unaffiliated issuers	299,329

Income from securities loaned (net of fees and rebates)	1,227,270

Total investment income	23,351,271

Expenses:

Management fees (Note 3a)	9,970,588

Distribution fees: (Note 3c)

Class A	2,523,379

Class C	317,423

Transfer agent fees: (Note 3e)

Class A	2,177,994

Class C	68,520

Class R6	6,031

Advisor Class	174,583

Custodian fees (Note 4)	109,939

Reports to shareholders	211,593

Registration and filing fees	118,424

Professional fees	119,802

Trustees’ fees and expenses	108,037

Other	32,681

Total expenses	15,938,994

Expense reductions (Note 4)	(39,635)

Expenses waived/paid by affiliates (Note 3f and 3g)	(106,653)

Net expenses	15,792,706

Net investment income	7,558,565

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments:

Unaffiliated issuers	61,745,864

Non-controlled affiliates (Note 3f and 8)	(2,618,294)

Foreign currency transactions	(141,603)

Net realized gain (loss)	58,985,967

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers	109,690,374

Non-controlled affiliates (Note 3f and 8)	(9,252,730)

Translation of other assets and liabilities denominated in foreign currencies	237,477

Net change in unrealized appreciation (depreciation)	100,675,121

Net realized and unrealized gain (loss)	159,661,088

Net increase (decrease) in net assets resulting from operations	$167,219,653

[a]Foreign taxes withheld on dividends	$2,527,029

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

T E M P L E T O N   G L O B A L   S M A L  L E R   C O M P A N I E S   F U N D

F I N A N C I A L   S T A T E M E N T S

Statements of Changes in Net Assets

	Year Ended August 31,
	2017	2016

Increase (decrease) in net assets:

Operations:

Net investment income	$7,558,565	$4,886,714

Net realized gain (loss)	58,985,967	6,813,158

Net change in unrealized appreciation (depreciation)	100,675,121	33,317,898

Net increase (decrease) in net assets resulting from operations	167,219,653	45,017,770

Distributions to shareholders from:

Net investment income:
Class A	(3,353,090)	(1,973,681)
Class R6	(161,236)	(142,401)
Advisor Class	(448,360)	(172,151)

Net realized gains:

Class A	(3,253,159)	—

Class C	(110,990)	—

Class R6	(66,593)	—

Advisor Class	(226,507)	—

Total distributions to shareholders	(7,619,935)	(2,288,233)

Capital share transactions: (Note 2)

Class A	(111,116,466)	20,075,387

Class C	(7,472,806)	(3,943,590)

Class R6	(1,330,905)	(2,134,095)

Advisor Class	46,153,965	5,924,685

Total capital share transactions	(73,766,212)	19,922,387

Net increase (decrease) in net assets	85,833,506	62,651,924
Net assets:

Beginning of year	1,124,824,072	1,062,172,148

End of year	$1,210,657,578	$1,124,824,072

Undistributed net investment income included in net assets:

End of year	$6,752,761	$3,328,288

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   G L O B A L   S M  A L L E R   C O M P A N I E S   F U N D

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur

franklintempleton.com	Annual Report	23

T E M P L E T O N   G L O B A L   S M A L  L E R   C O M P A N I E S   F U N D

N O T E S   T O   F I N A N C I A L   S  T A T E M E N T S

1.   Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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1.   Organization and Significant Accounting Policies (continued)

d.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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2.   Shares of Beneficial Interest

At August 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold	14,924,709	$136,796,821	22,938,065	$183,197,684

Shares issued in reinvestment of distributions	720,606	6,283,688	235,464	1,857,806

Shares redeemed	(28,057,800)	(254,196,975)	(20,385,144)	(164,980,103)

Net increase (decrease)	(12,412,485)	$(111,116,466)	2,788,385	$20,075,387

Class C Shares:

Shares sold	434,042	$3,802,243	600,940	$4,575,436

Shares issued in reinvestment of distributions	12,519	104,028	—	—

Shares redeemed	(1,308,905)	(11,379,077)	(1,110,645)	(8,519,026)

Net increase (decrease)	(862,344)	$(7,472,806)	(509,705)	$(3,943,590)

Class R6 Shares:

Shares sold	157,156	$1,437,538	194,331	$1,566,410

Shares redeemed	(303,977)	(2,768,443)	(456,917)	(3,700,505)

Net increase (decrease)	(146,821)	$(1,330,905)	(262,586)	$(2,134,095)

Advisor Class Shares:

Shares sold	9,842,415	$89,120,658	3,225,218	$26,839,388

Shares issued in reinvestment of distributions	66,899	584,698	16,846	133,253

Shares redeemed	(4,832,765)	(43,551,391)	(2,568,759)	(21,047,956)

Net increase (decrease)	5,076,549	$46,153,965	673,305	$5,924,685

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Investment Counsel, LLC (TIC)	Investment manager

Franklin Templeton Investments Corp. (FTIC)	Subadvisor

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.   Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the year ended August 31, 2017, the effective investment management fee rate was 0.871% of the Fund’s average daily net assets.

Under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$332,642
CDSC retained	$17,264

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3.   Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2017, the Fund paid transfer agent fees of $2,427,128, of which $834,494 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.66%	51,554,815	144,206,979	(174,170,990)	21,590,804	$21,590,804	$ —	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended August 31, 2017, the Fund utilized $8,267,429 of capital loss carryforwards.

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5.  Income Taxes (continued)

The tax character of distributions paid during the years ended August 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:

Ordinary income	$3,962,686	$2,288,233

Long term capital gain	3,657,249	—

	$7,619,935	$2,288,233

At August 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$923,627,877

Unrealized appreciation	$360,394,107
Unrealized depreciation	(67,304,895)

Net unrealized appreciation (depreciation)	$293,089,212

Undistributed ordinary income	$8,522,988
Undistributed long term capital gains	40,194,985

Distributable earnings	$48,717,973

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and corporate actions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2017, aggregated $255,909,879 and $333,084,204, respectively.

At August 31, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $21,590,804 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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8.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates

JAKKS Pacific Inc.	1,756,930	—	(40,277)	1,716,653	$5,922,453		$ —	$ (854,378)	$(9,252,730)

West Marine Inc.	1,454,630	—	(739,100)	715,530	—	[a]	72,732	(1,763,916)	— [a]

Total Affiliated Securities (Value is 0.5% of Net Assets)					$5,922,453		$72,732	$(2,618,294)	$(9,252,730)

aAs of August 31, 2017, no longer an affiliate.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2017, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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10.  Fair Value Measurements (continued)

A summary of inputs used as of August 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a,b]	$1,139,180,665	$—	$—	$1,139,180,665

Management Investment Companies	9,745,620	—	—	9,745,620

Short Term Investments	21,590,804	46,200,000	—	67,790,804

Total Investments in Securities	$1,170,517,089	$46,200,000	$—	$1,216,717,089

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Templeton Global Smaller Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Smaller Companies Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $7,173,189 as a long term capital gain dividend for the fiscal year ended August 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 99.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $16,610,145 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0037	$0.0300	$0.0196
Class C	$0.0037	$0.0000	$0.0000
Class R6	$0.0037	$0.0574	$0.0380
Advisor Class	$0.0037	$0.0495	$0.0325

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since October 2016	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2004 and Lead Independent Trustee since 2007	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

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Independent Board Members  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacture of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2004	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	156	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.
Robert Lim (1948)	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL SMALLER COMPANIES FUND

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (TICL) and the Fund and the investment sub-advisory agreement between TICL and Franklin Templeton Investments Corp. (Sub-Adviser), an affiliate of TICL, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TICL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders.

While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc.

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(Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global small-/mid-cap funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board noted management’s explanation that the Fund’s positioning in Europe weighed on relative performance the most during the one-year period and stock selection and an underweight exposure to the United States served as the largest detractors from relative performance during the three- and five-year periods. The Board also noted that the Fund’s annualized total return was positive for all periods and for the one-year period, while below the median, exceeded 20.9%. The Board further noted that effective March 1, 2017, the Fund changed its definition of smaller capitalization companies from those with a specified market capitalization at the time of purchase to those with market capitalizations not exceeding the highest market capitalization in the Fund’s benchmark, the MSCI All Country World Small Cap Index, at the time of purchase. The Board accepted management’s explanation that this change will give the portfolio managers additional flexibility in making Fund investments. The Board determined that, in light of such changes, additional time is needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group).

Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, two other global small-/mid-cap funds, five global multi-cap core funds and three global multi-cap growth funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were 0.3 and 5.7 basis points above the medians of its Expense Group, respectively. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Sub-Adviser is paid by TICL out of the management fee TICL receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual

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fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton Global Smaller Companies Fund
Investment Manager
Templeton Investment Counsel, LLC
Subadvisor
Franklin Templeton Investments Corp.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	103 A 10/17

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.
	(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $47,494 for the fiscal year ended August 31, 2017 and $48,081 for the fiscal year ended August 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,071 for the fiscal year ended August 31, 2017 and $3,011 for the fiscal year ended August 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI Transfer Agent Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $17,071 for the fiscal year ended August 31, 2017 and $3,011 for the fiscal year ended August 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date: October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date: October 26, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date: October 26, 2017